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Exhibit 10j-6



                              THIRTEENTH AMENDMENT
                                       TO
                              AMERITECH MANAGEMENT
                           SUPPLEMENTAL PENSION PLAN


         RESOLVED, that pursuant to the authority granted to this Committee, the Ameritech Management Supplemental Pension Plan (the "Plan") is hereby amended effective as of January 1, 1995, as follows:


1. To delete paragraph (a) of subsection 3.5 in its entirety and to substitute the following therefor:

         "(a) An election of a lump sum payment must be filed with the Committee by the later of (i) sixty (60) days after the date on which the individual terminates employment with the Participating Companies and Ameritech affiliates or (ii) sixty
                 (60) days after the date on which the individual is notified of his right to elect a lump sum under this Supplemental Plan. A lump sum payment timely elected by an individual shall be paid to him no earlier than ninety (90) days after the date on which the individual terminates employment with the Participating Companies and Ameritech affiliates.

                 If an individual fails to make a timely election of a lump sum payment, his benefits shall be paid to him, in lump sum form, beginning no earlier than ninety (90) days after the later of
                 (i) the date on which the individual terminates employment with the Participating Companies and Ameritech affiliates or
                 (ii) the date on which the Participant is notified of his right to elect a lump sum under the Plan."

2. To delete paragraphs (b), (c), (d), and (e) of subsection 3.5 in their entirety and to renumber paragraphs (f), (g), (h), (i) and (j) of subsection 3.5 as paragraphs (b), (c), (d), (e) and (f);





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3.       To delete the following phrase from newly renumbered paragraph (b):
         "or, in the case of an individual making an election under paragraph
         (d), as of the date the lump sum distribution is made under paragraph
         (d)."

4. To delete newly renumbered paragraph (c) in its entirety and to substitute the following therefor:

         "(c) An individual may rescind the election of a lump sum distribution at any time up to and including the date as of which the individual could have elected a lump sum payment under paragraph (a) of this subsection 3.5."




         I, Harry A. Malone, Secretary of the Ameritech Benefit Plan Committee, hereby certify that the foregoing is a correct copy of a resolution adopted by the Ameritech Benefit Plan Committee on February 15, 1995, and that the resolution has not been changed or repealed.



                                                       /s/ H. A. Malone
                                                       ------------------------
                                                       Secretary